UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2013

Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11 Bermuda
(Address of principal executive offices)

(408) 830-9742
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2013, Alpha and Omega Semiconductor Limited (the "Company") issued a press release announcing that the Company has established a Chief Executive Officer ("CEO") succession plan and retained an executive search firm to seek a new CEO. Mike F. Chang, the current CEO, intends to retire as the CEO of the Company following the identification and appointment of the new CEO.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The disclosures set forth in Item 5.02 above are incorporated herein by reference in this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this Report:

Exhibit Number	Description
99.1	Press Release of Alpha and Omega Semiconductor Limited dated January 9, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha and Omega Semiconductor Limited
Date: January 9, 2013	By:	/s/ MARY L. DOTZ Mary L. Dotz Chief Financial Officer and Corporate Secretary